UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date  of  Report  (Date  of  Earliest  event  reported):  August  26,  2002

                             RUBINCON VENTURES INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

     0-29429                              98-0200798
     -------                              ----------
(Commission  File  Number)                    (IRS  Employer Identification No.)

4761  Cove  Cliff  Road
North  Vancouver,  British  Columbia,  Canada,          V7G  1H8
----------------------------------------------          --------
(Address  of  principal  executive  offices)               (Zip  Code)

Registrant's  telephone  number,  including  area  code:  1-604-929-0637

ITEM  1.  CHANGE  IN  CONTROL  OF  REGISTRANT

Not  Applicable

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

Not  Applicable

ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP

Not  Applicable

ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

Not  Applicable

ITEM  5.  OTHER  EVENTS

     On August 20, 2002, the Registrant held its Annual General Meeting of shareholders. At the meeting, the Company's shareholders approved the following:

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1.     The  appointment  of Ted Reimchen, Irene Campany and Martine Rummehoff as
directors  for  the  ensuing  year.
2.     The appointment of Andersen Andersen & Strong as auditors for the ensuing year.
3.     The  approval  of the financial statements for the year ended January 31,
2002
4. The appointment of three additional directors who would be appointed by the Board of Directors, if required, during the forthcoming year.
5. The issuance of a maximum of 1,000,000 shares at a price of $0.15 per share as set forth in a Form SB-2 to be submitted to the Securities Exchange Commission.
6. The approval of a Non-Qualified Stock Option Plan whereby 240,000 common shares will be set aside at an exercise price of $0.15 per share for directors, officers and other parties deemed by the Board of Directors as working for the Company or providing continual service to it.

ITEM  6.  RESIGNATIONS  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

Not  Applicable

ITEM  7.  FINANCIAL  STATEMENTS

Not  Applicable

ITEM  8.  CHANGE  IN  FISCAL  YEAR

Not  Applicable

ITEM  9.  REGULATION  FD  DISCLOSURE

Not  Applicable

EXHIBITS

Not  Applicable



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                   RUBINCON  VENTURES  INC.
                                   ------------------------
                                        (Registrant)

Date:  August  26,  2002                    /s/  "Ted  Reimchen"
                                            --------------------
                                   Ted  Reimchen,  President  and  Director


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